The FBR Family of Funds
FBR/IPAA Energy Index Fund

Supplement dated March 21, 2002 to the Prospectus dated ________, 2002

The address of FBR Investment Services, Inc. on the front cover of the Prospectus shall be 4922 Fairmont Avenue, Bethesda, MD 20814.

The address on the back page of the prospectus under "Additional Information - By Mail" shall be 4922 Fairmont Avenue, Bethesda, MD 20814.

Under "Investment Adviser" it shall be noted that the Adviser manages $370 million on behalf of the Trust. The Adviser and its asset management affiliates manage approximately $2.8 billion of gross assets (including leverage).